UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C
(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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MUTUAL FUNDS AND VARIABLE INSURANCE TRUST
(Name of Registrant as Specified in Its Charter)

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Mutual Fund and Variable Insurance Trust

36 North New York Ave.

Huntington, NY 11743

January 11, 2019

Dear Shareholders,

The enclosed document is purely for informational purposes. You are not being asked to vote or take action on any matter. The document relates to the appointment of a new investment sub-adviser to the Rational Trend Aggregation VA Fund (formerly, Rational Dividend Capture VA Fund) (the “Fund”), a series of Mutual Fund and Variable Insurance Trust.

As described in the enclosed Information Statement, the Board of Trustees of Mutual Fund and Variable Insurance Trust has approved Tuttle Tactical Management, LLC as an investment sub-adviser to the Fund, and has approved a sub-advisory agreement with Tuttle Tactical Management, LLC on the terms described herein.

As always, please feel free to contact the Fund at 1-800-253-0412 with any questions you may have.

Jerry Szilagyi

President

Mutual Fund and Variable Insurance Trust

MUTUAL FUND AND VARIABLE INSURANCE TRUST

Rational Trend Aggregation VA Fund

January 11, 2019

36 North New York Ave.

Huntington, NY 11743

INFORMATION STATEMENT

This information Statement is being provided to the shareholders of the Rational Trend Aggregation VA Fund (formerly, Rational Dividend Capture VA Fund) (the “Fund”), a series of Mutual Fund and Variable Insurance Trust (“MFVIT” or the “Trust”). This Information Statement is in lieu of a proxy statement, pursuant to the terms of an exemptive order that Catalyst Capital Advisors, LLC, an affiliate of Rational Advisors, Inc., the Fund’s investment adviser (the “Adviser” or “Rational”) received from the U.S. Securities and Exchange Commission (the “SEC”) on January 13, 2014 (the “Order”). The Order permits the Adviser to hire or replace investment sub-advisers and to make changes to existing sub-advisory agreements with the approval of the Board of Trustees (the “Board” or the “Trustees”), without obtaining shareholder approval. Under the conditions of the Order, the Board must provide notice to shareholders within ninety (90) days of hiring a new sub-adviser or implementing any material change in a sub-advisory agreement. The Trust may rely on the Order because the Fund is managed by Catalyst Capital Advisors, LLC (or any entity controlling, controlled by or under common control with Catalyst Capital Advisors, LLC, such as the Adviser) and com plies with the terms and conditions set forth in the application for the Order.

At an in person meeting held on August 24, 2018, the Board, made up entirely of Independent Trustees, considered and approved Tuttle Tactical Management, LLC (the “Sub-Adviser” or “Tuttle” or “Tuttle Management”) to serve as a sub-adviser to the Fund. At that time, the sub-advisory agreement between the Adviser and Sub-Adviser, with respect to the Fund (the “Sub-Advisory Agreement”) (in substantially the form attached hereto as Annex A) was approved by the Board. The Sub-Advisory Agreement with Sub-Adviser became effective November 1, 2018, when the Sub-Adviser commenced providing sub-advisory services to the Fund.

This Information Statement is being supplied to shareholders to fulfill the notice requirement of the Order, and a notice regarding the website availability of this Information Statement will be mailed on or about January 11, 2019 to the Fund’s shareholders of record as of January 3, 2019 (the “Record Date”). This Information Statement describes the Sub-Advisory Agreement. As of the Record Date, there were issued and outstanding 1,222,853.4090 shares of the Fund. As there will be no vote taken, no shares are entitled to vote on the matters discussed in this Information Statement.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

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The Trust will furnish, without charge, a copy of the Fund’s most recent annual or semi-annual report to any shareholder upon request. To obtain the Fund’s annual or semi-annual report, please contact the Fund by calling 1-800-253-0412, or by writing to 36 North New York Avenue, Huntington, NY 11743, c/o Rational Trend Aggregation VA Fund.

I.       BACKGROUND

MFVIT is an open-end investment management company, consisting of several series, each commonly known as a “mutual fund,” and each fund sells and redeems shares every day that it is open for business. The Trust was organized as a Delaware statutory trust by a Certificate of Trust filed June 23, 2006, with the Secretary of State of Delaware, and is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund represents a series of beneficial interest in the Trust having different investment objectives, investment restrictions, investment programs and investment advisers than the other series of the Trust.

The Adviser is located at 36 North New York Avenue, 3rd Floor, Huntington, NY 11743. Pursuant to an investment management agreement with the Trust, on behalf of the Fund (the “Advisory Agreement”), the Adviser, subject to the supervision of the Board and in conformity with the stated policies of the Fund, manages the operations of the Fund, selecting investments according to the Fund’s investment objectives, policies and restrictions. The Adviser may retain one or more sub-advisers, at its own cost and expense, subject to the approval of the Board, for the purpose of managing the investment of all or a portion of the assets of the Fund. Pursuant to the Advisory Agreement, the Adviser receives a fee paid monthly at the annual rate of 0.75% of the Fund's average daily net assets. For the fiscal year ended December 31, 2018, the Fund paid the Adviser management fees (after waivers) of 0.00% as a percentage of the Fund’s average daily net assets. During this period, the Adviser earned $119,691.88, all of which was waived; and the Adviser reimbursed the Fund additional amounts of $12,839.31. For the fiscal year ended December 31, 2017, the Fund paid the Adviser management fees (after waivers) of 0.16% as a percentage of the Fund’s average daily net assets. During this period, the Adviser earned $140,145, of which $110,893 was waived.

The Fund uses a “multi-manager” approach by selecting one or more sub-advisers to manage the Fund’s assets. Section 15(a) of the 1940 Act generally requires the shareholders of a mutual fund to approve an agreement pursuant to which a person serves as the investment adviser or sub-adviser for the mutual fund. As indicated above, Catalyst Capital Advisors, LLC (or any entity controlling, controlled by or under common control with Catalyst Capital Advisors, LLC, such as the Adviser) has obtained an Order that permits the Adviser to enter into sub-advisory agreements with sub-advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board of Trustees, selects sub-advisers for the Fund, and supervises and monitors the performance of each sub-adviser. The Order also permits the Adviser, subject to the approval of the Board, to replace sub-advisers or amend sub-advisory agreements without shareholder approval (except in the case of affiliated sub-advisers) whenever the Adviser and the Board believe such action will benefit the Fund and its shareholders.

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II.       THE SUB-ADVISORY AGREEMENT

At the August 24, 2018 in-person meeting, the Board approved the hiring of the Sub-Adviser to the Fund pursuant to a Sub-Advisory Agreement between the Adviser and Sub-Adviser. Under the terms of the Sub-Advisory Agreement, the Adviser separately pays the Sub-Adviser a monthly fee equal to one half of its net advisory fee, which is after fees waived pursuant to an expense limitation agreement between the Adviser and the Trust and certain other costs.

For such compensation, the Sub-Adviser will, at its expense, continuously furnish an investment program for the Fund, make investment decisions on behalf of the Fund, and placed all orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objectives, policies, and restrictions and such policies as the Trustees determine.

The Sub-Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Trust. The Sub-Advisory Agreement will automatically terminate on assignment and is terminable upon notice by the Fund. In addition, the Sub-Advisory Agreement can be terminated on not more than 60 days’ notice by the Sub-Adviser given to the Fund.

The Sub-Advisory Agreement provides that the Sub-Adviser will not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The Sub-Advisory Agreement is attached as Appendix A. You should read the Sub-Advisory Agreement. The description in this Information Statement of the Sub-Advisory Agreement is only a summary.

Sub-Adviser

Tuttle Tactical Management, LLC is located at 155 Lockwood Road, Riverside, CT 06878. Tuttle is registered as an investment advisor under the Investment Advisers Act of 1940, and is an independent asset management firm. Tuttle offers sub-advisory investment management services to exchange-traded funds and to investment advisers, financial planning firms, broker-dealers, banks and other financial institutions. The Sub-Adviser was founded in 2012. As of June 30, 2018, the Sub-Adviser had discretionary investment management authority with respect to approximately $450 million of assets. The Sub-Adviser is owned by Matthew B. Tuttle. Below is the name and principal occupation of each principal executive officer or director of the Sub-Adviser. The business address for each person listed below is 155 Lockwood Road, Riverside, CT 06878.

Name	Title(s) and Principal Occupation
Matthew B. Tuttle	Managing Member, Chief Executive Officer and Chief Investment Officer, Tuttle Tactical Management, LLC

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IV.       CURRENT AND PROFORMA FEES

Because the Sub-Adviser’s fees will be paid from the management fee paid to the Adviser under the Advisory Agreement, the Fund’s fees and expenses are not changed by the Sub-Advisory Agreement. Therefore, no comparative expense tables are presented.

V.	BOARD CONSIDERATIONS IN APPROVING THE SUB-ADVISORY AGREEMENT

In connection with an in-person meeting held on August 24, 2018, the Board of Trustees of the Trust, all of whom are Independent Trustees, discussed the approval of the Sub-Advisory Agreement. In considering the proposed Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement. The Board Members were assisted by independent legal counsel throughout the Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement:

Nature, Extent and Quality of Services. The Trustees considered that Tuttle will be responsible for day to day investment activities of the Fund, as well as for monitoring the Fund’s compliance both with legal standards and required reporting and trading within the Fund’s investment strategy. The Trustees also considered Tuttle Management’s cooperation and acceptance of the Board recommendations for compliance and operations as discussed in detailed with Mr. Tuttle and determined that it is not unreasonable to expect that the Tuttle Management will provide a level of service consistent with the Rational’s and the Board’s expectations.

Performance. The Trustees then considered the performance of the Trend Aggregation Growth Fund which commenced operations on May 17, 2018. The Trustees noted that the Trend Aggregation Growth Fund outperformed the Morningstar Tactical category and Bloomberg Barclays US Aggregate Bond Index but underperformed the S&P 500 Index for the period since the Fund’s inception. The Board recognized the performance of other funds sub-advised by Tuttle Management within the fund complex. After further discussion, the Trustees concluded that it is not unreasonable to expect that the Sub-Adviser’s performance in managing the Fund will benefit its shareholders.

Fees and Expenses. As to the costs of the services to be provided by the sub-adviser to the Fund, the Board discussed the sub-advisory fee payable to Tuttle relative to the advisory fee noting that Tuttle will be paid a sub-advisory of 50% of the net management fee, (currently at 0.75%) and that Rational, not the Fund, would be responsible for the payment of such fee. The Trustees further noted that the management fee currently charged by Tuttle for other funds and accounts under management is 1%; well above the fee it will earn as sub-adviser to the Fund. The Trustees discussed the allocation of fees between Rational and the sub-adviser relative to its respective duties and other factors, and agreed that the allocation of fees between Rational and the sub-adviser was appropriate. The Trustees concluded that the proposed sub-advisory fee was not unreasonable.

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Profitability. The Trustees discussed the total fees expected to be paid to Tuttle, and noted that Tuttle will receive no other compensation from its relationship with the Fund except the sub-advisory fee earned pursuant to the proposed Sub-Advisory Agreement. The Trustees reviewed a profitability analysis prepared by Tuttle Management and noted that based on growth in assets projected by Tuttle Management, a healthy profit was expected during the first two years of Tuttle Management’s relationship with the Fund. The Trustees determined to monitor the actual growth in the Fund’s assets and will consider breakpoints in advisory/sub-advisory fee is the profit is determined to be excessive.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall management agreement, taking into consideration the impact of the sub-advisory expense.

Conclusion. Having requested and received such information from the sub-adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that based upon discussions and Tuttle’s pledge to enhance its compliance program, the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

VI.       OTHER MATTERS

Security Ownership of Management and Certain Beneficial Owners. As of January 3, 2019, the only shareholders known to the Trust to be the beneficial owner of 5% or more of the outstanding shares of the Fund are listed below. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. A shareholder owning of record or beneficially more than 25% of a Fund's outstanding shares may be considered a controlling person. That shareholder's vote could have more significant effect on matters presented at a shareholder's meeting than votes of other shareholders.

Fund Shares

Name & Address	Shares	Percentage of Fund

Talcott Resolution Life Ins. Co /Separate Account Two Attn: UIT Operations PO Box 5015 Hartford, CT 06102	676,021.1490	55.28%*

Transamerica Life Insurance Company 4333 Edgewood Rd NE MS 4410 Cedar Rapids, IA 52499-0001	191,429.4150	15.65%

Transamerica Life Insurance Company 4333 Edgewood Rd NE MS 4410 Cedar Rapids, IA 52499-0001	127,514.4110	10.43%
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Lincoln Life Insurance Company 1300 South Clinton St Fort Wayne, IN 46802	100,121.4050	8.19%
Delaware Life Insurance Company 1 Sun Life Executive Park Wellesley Hills, MA 02481	79,115.0320	6.47%

*May be deemed to control the Fund.

As of January 3, 2019, the Trustees and officers of the Trust, individually and as a group, owned less than 1% the Fund’s outstanding shares.

The Trust will furnish, without charge, a copy of the Fund’s most recent annual or semi-annual report to any shareholder upon request. To obtain the Fund’s semi-annual or annual report, please contact the Fund by calling 1-800-253-0412, or by writing to 36 North New York Avenue, Huntington, NY 11743, c/o Rational Trend Aggregation VA Fund.

Operation of the Fund. The Fund is a diversified series of the Mutual Fund and Variable Insurance Trust, an open-end investment management company organized as a Delaware statutory trust on June 23, 2006. The Trust’s principal offices are located at 36 North New York Avenue, Huntington, NY 11743. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services. The Fund currently retains the Adviser as Fund manager and investment adviser. Northern Lights Distributors, LLC (the “Distributor”), located at 17605 Wright Street, Omaha, Nebraska 68130, serves as principal underwriter and distributor of the Fund. Gemini Fund Services, LLC (“GFS”), located at 17605 Wright Street, Omaha, Nebraska 68130, provides the Fund with transfer agent, accounting, and certain administrative services. MFund Services LLC, located at 36 North New York Avenue, Huntington, NY 11743 and an affiliate of the Adviser (“MFund”) provides the Fund with certain management compliance and legal administrative services.

Shareholder Proposals. The Trust is not required to hold annual meetings of shareholders, and therefore it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust within a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting. The cost of the preparation, printing and distribution of this Information Statement is being paid by the Trust.

Delivery of Documents to Shareholders Sharing an Address. Only one Notice Regarding Internet Availability of this Information Statement is being delivered to multiple shareholders sharing an address unless the Trust has received contrary instructions from one or more of the shareholders. Upon written or oral request, the Trust will promptly deliver a separate copy of the Notice Regarding Internet Availability or this Information Statement to a shareholder

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at a shared address to which a single copy of the document was delivered. Contact the Fund by calling 1-800-253-0412, or by writing to 36 North New York Avenue, Huntington, NY 11743, c/o Rational Trend Aggregation VA Fund. Shareholders at shared addresses can also contact the Fund to indicate their preference regarding receiving multiple or single copies annual or semi-annual reports, information statements or Notices of Internet Availability of information statements or proxy materials at their shared address.

BY ORDER OF THE BOARD OF TRUSTEES

Jerry Szilagyi, President

Dated: January 11, 2019

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ANNEX A

SUB-ADVISORY AGREEMENT

This SUB-ADVISORY AGREEMENT, between Rational Advisors, Inc., an Ohio Corporation (the "Adviser"), and Tuttle Tactical Management, LLC (the “Sub-Adviser”).

WHEREAS, the Adviser acts as an investment adviser to multiple series of Mutual Fund and Variable Insurance Trust, a Delaware statutory trust (the “Trust”), pursuant to a Management Agreement dated as of January 1, 2016 (the “Management Agreement”);

WHEREAS, the Adviser warrants and represents to the Sub-Adviser that Adviser has full legal authority to engage unaffiliated investment managers as sub-advisers to manage accounts and or assets designated for the Adviser’s management by the Trust;

WHEREAS, the Sub-Adviser is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment advisory services to the Rational Dividend Capture VA Fund (to be renamed the Rational Trend Aggregation VA Fund) (the “Fund”), a series of shares of beneficial interest of the Trust, and the Sub-Adviser is willing to render such services.

NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, the parties hereto agree as follows:

1.       Appointment and Status of Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to provide investment advisory services to the Fund for the period and on the terms set forth in this Sub-Advisory Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor of the Adviser and the Trust and shall, unless otherwise expressly provided herein or authorized by the Adviser or the Board of Trustees of the Trust (the “Board”) from time to time, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust.

2.       Sub-Adviser’s Duties. Subject to the general supervision and oversight of the Board and the Adviser, the Sub-Adviser shall, employing its discretion, manage the investment operations of the Fund and the composition of all of the portfolio of securities and investments (including cash) belonging to the Fund, including the purchase, retention and disposition thereof and the execution of agreements relating thereto in accordance with the Fund’s investment objective, policies and restrictions as stated in the Fund’s then-current Prospectus and Statement of Additional Information (together, the “Prospectus”) and subject to the following understandings:

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(a)	The Sub-Adviser shall furnish a continuous investment program for the Fund and determine from time to time what investments or securities will be purchased, retained or sold by the Fund and what portion of the assets belonging to the Fund will be invested or held uninvested as cash;
(a)	The Sub-Adviser shall use its best judgment in the performance of its duties under this agreement;
(b)	The Sub-Adviser, in the performance of its duties and obligations under this agreement for the Fund, shall act in conformity with the Trust's declaration of trust, its by-laws and the Fund's prospectus and with the reasonable instructions and directions of the Trust's Board of Trustees and the Adviser, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;
(b)	The Sub-Adviser shall determine the securities and other investments to be purchased or sold by the Fund and will place portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities and other investments, subject to paragraph entitled “Execution of Purchase and Sale Orders” below;
(c)	The Sub-Adviser shall maintain books and records with respect to the investment transactions of the Fund and shall render to the Adviser and the Board such periodic and special reports as the Adviser or the Board may reasonably request;
(d)	The Sub-Adviser shall provide the Trust’s custodian and fund accounting agent on each business day with information about the Fund’s investment transactions, and with such other information relating to the Trust as may be required under the terms of the then-current custody agreement between the Trust and the custodian;
(e)	The Sub-Adviser shall respond promptly to any request from the Adviser or the Fund’s accounting agent for assistance in obtaining price sources for investments held by the Fund or determining a price when a price source is not available, and promptly review the prices used by the Fund’s accountant to determine net asset value and advise the Fund’s accountant promptly if any price appears to be incorrect;
(f)	The Sub-Adviser shall be responsible for: (1) directing the manner in which proxies solicited by issuers of investments beneficially owned by the Fund shall be voted, and (2) making any elections relative to any mergers, acquisitions, tender offers, bankruptcy proceedings or other types of events pertaining to the investments held by the Fund;
(g)	The Sub-Adviser hereby represents that it has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while the Sub-Advisory Agreement is in effect, the Sub-Adviser shall provide to the Board a written report
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that describes any issues arising under the code of ethics since the last report to the Board, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations, and which certifies that the Sub-Adviser has adopted procedures reasonably necessary to prevent access persons (as that term is defined in Rule 17j-1) from violating the code;

(h)	The Sub-Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, as amended, and other applicable federal and state regulations. The Sub-Adviser shall provide to the Trust’s chief compliance officer an annual written report regarding the Sub-Adviser’s compliance program consistent with its obligations under the Advisers Act;

3.       Custodian. The assets of the Fund shall be held by an independent custodian, not the Adviser or Sub-Adviser. The Sub-Adviser is authorized to give instructions to the custodian with respect to all investment decisions regarding the Fund and the custodian is authorized and directed to effect transactions for the Fund and otherwise take such actions as the Sub-Adviser shall reasonably direct in connection with the performance of the Sub-Adviser’s obligations in respect of the Fund.

4.       Risk Acknowledgment. Adviser acknowledges that Sub-Adviser does not guarantee the future performance of the Fund or any specific level of performance, nor the success of Sub-Adviser's overall management of the Fund. Accordingly, Adviser acknowledges and agrees that Sub-Adviser shall not have any legal or financial responsibility for performance or losses unless directly attributable to the gross negligence or willful misconduct of the Sub-Adviser, including the Sub-Adviser’s failure to adhere to any investment policies and restrictions as described in the Fund’s prospectus and statement of additional information.

5.       Directions to the Sub-Adviser. Adviser will be responsible for forwarding Adviser and/or Trust’s reasonable directions, notices and instructions to Sub-Adviser, in writing, which shall be effective upon receipt by the Sub-Adviser. The Sub-Adviser shall be fully protected in relying upon any such direction, notice, or instruction until it has been duly advised in writing of changes therein.

6.       Execution of Purchase and Sale Orders.

(a)       In connection with purchases or sales of investments for the account of the Fund, the Sub-Adviser will arrange for the placing of all orders for the purchase and sale of investments for the account with brokers or dealers selected by the Sub-Adviser, subject to review of this selection by the Board from time to time. The Sub-Adviser will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser will at all times seek, for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

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(b)       The Sub-Adviser should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, the Sub-Adviser is authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which it exercises investment discretion. The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Fund and to accounts over which the Sub-Adviser exercises investment discretion. The Trust and the Sub-Adviser understand and acknowledge that, although the information may be useful to the Fund and the Sub-Adviser, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund. The Sub-Adviser may not give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

(c)       Subject to the provisions of the 1940 Act, and other applicable law, the Sub-Adviser, any of its affiliates or any affiliates of its affiliates may retain compensation in connection with effecting a Fund’s portfolio transactions, including transactions effected through others. If any occasion should arise in which the Sub-Adviser gives any advice to clients of the Sub-Adviser concerning the shares of the Fund, the Sub-Adviser will act solely as investment counsel for such client and not in any way on behalf of the Fund. The Sub-Adviser’s services to the Fund pursuant to this Sub-Advisory Agreement are not to be deemed to be exclusive and it is understood that the Sub-Adviser may render investment advice, management and other services to others, including other registered investment companies.

7.       Books and Records. The Sub-Adviser shall keep the Trust’s books and records required to be maintained by it pursuant to Section 2(e) of this Sub-Advisory Agreement. The Sub-Adviser agrees that all records that it maintains for the Trust are the property of the Trust and it will promptly surrender any of such records to the Trust upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Sub-Adviser with respect to the Trust by Rule 31a-1 under the 1940 Act.

8.       Expenses of the Sub-Adviser. During the term of this Sub-Advisory Agreement, the Sub-Adviser will pay all expenses (including without limitation the compensation of all trustees or officers of the Trust, if any, who are “interested persons” of the Sub-Adviser, as defined in the 1940 Act) incurred by it in connection with its activities under the Sub-Advisory Agreement other than the cost of securities and investments purchased or sold for the Fund (including taxes and brokerage commissions, if any). Furthermore, the Sub-Adviser is not obligated to pay the compensation or expenses of the Trust’s Chief Compliance Officer, regardless of whether the Chief Compliance Officer is affiliated with the Sub-Adviser.

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9.       Compensation of the Sub-Adviser. For the services provided and the expenses borne pursuant to this Sub-Advisory Agreement, the Adviser will pay to the Sub-Adviser as full compensation therefor a fee equal to 50% of the net advisory fees paid by the Fund to the Adviser. Net advisory fees are defined as management fees less fee waivers due to the expense caps and any revenue sharing, administration, account-based and asset-based fees or sub-transfer agency fees not paid by the Fund. This fee for each month will be paid to the Sub-Adviser during the succeeding month. The Adviser is solely responsible for the payment of the Sub-Adviser’s fees, and the Sub-Adviser agrees not to seek payment of its fees from the Trust or the Fund.

10.       Liability and Indemnification.

(a)       Neither the Sub-Adviser nor its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Sub-Advisory Agreement relates except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

(b)       Adviser and Sub-Adviser agree to defend, indemnify and hold harmless the other and each of their respective officers, directors, members, employees and/or agents from any and all claims, losses, damages, liabilities, costs and/or expenses directly resulting from the other’s violation of any of the terms of this Agreement. Adviser and Sub-Adviser’s obligations under this paragraph shall survive the termination of this Agreement.

(e)       Any person, even though also a director, officer, employee, shareholder, member or agent of the Sub-Adviser, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with the Sub-Adviser’s duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member or agent of the Sub-Adviser, or one under the Sub-Adviser’s control or direction, even though paid by the Sub-Adviser.

11.       Duration and Termination.

(a)       The term of this Sub-Advisory Agreement shall begin on the date and year the Sub-Adviser commences investment operations for the Fund and, unless sooner terminated as hereinafter provided, shall continue in effect for a period of two (2) years. This Sub-Advisory Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually (i) by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by vote of the Trust’s Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Trustees of the Trust who are not parties to this Sub-Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to this Sub-Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Adviser shall furnish to the Adviser and the Trust, promptly upon their request, such information

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as may reasonably be necessary to evaluate the performance of the terms of this Sub-Advisory Agreement or any extension, renewal or amendment thereof.

(b)       This Sub-Advisory Agreement may be terminated at any time upon at least 60 days’ prior written notice to the Sub-Adviser, without the payment of any penalty, (i) by vote of the Board of Trustees, (ii) by the Adviser, or (iii) by vote of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Fund, or (iv) in accordance with the terms of any exemptive order obtained by the Trust or the Fund under Section 6(c) of the 1940 Act, exempting the Trust or the Funds from Section 15(a) and Rule 18f-2 under the 1940 Act. The Sub-Adviser may terminate this Sub-Advisory Agreement at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the Adviser and the Trust. Termination of this Sub-Advisory Agreement and/or the services of the Sub-Adviser will not affect (i) the validity of any action previously taken by Sub-Adviser under this Sub-Advisory Agreement; (ii) liabilities or obligations of the parties for transactions initiated before termination of this Sub-Advisory Agreement; (iii) the Fund’s obligation to pay advisory fees to Adviser. If this Sub-Advisory Agreement is terminated by the Adviser or Sub-Adviser, Sub-Adviser will have no further obligation to take any action subsequent to termination with respect to the Fund except as may be reasonably required pursuant to the notice of termination and in furtherance of its role as a fiduciary in order to facilitate an orderly transition of the management of the Fund. This Sub-Advisory Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

12.       Non-Exclusive Management. Sub-Adviser, its officers, employees, and agents, may have or take the same or similar positions in specific investments for their own accounts, or for the accounts of other clients, as the Sub-Adviser does for the Fund. Adviser expressly acknowledges and understands that Sub-Adviser shall be free to render investment advice to others and that Sub-Adviser does not make its investment management services available exclusively to Adviser or the Fund. Nothing in this Sub-Advisory Agreement shall impose upon the Sub-Adviser any obligation to purchase or sell, or to recommend for purchase or sale, for the Fund any investment which the Sub-Adviser, its principals, affiliates or employees, may purchase or sell for their own accounts or for the account of any other client, if in the reasonable opinion of the Sub-Adviser such investment would be unsuitable for the Fund or if the Sub-Adviser determines in the best interest of the Fund such purchase or sale would be impractical.

13.       Good Standing. Adviser and Sub-Adviser hereby warrant and represent that they are each investment advisers in good standing that their respective regulatory filings are current and accurately reflect their advisory operations, and that they are in compliance with applicable state and federal rules and regulations pertaining to investment advisers. In addition, Adviser and Sub-Adviser further warrant and represent that neither is (nor any of their respective Associated Persons are) subject to any statutory disqualification set forth in Sections 203(e) and 203(f) of the Advisers Act (or any successor Advisers Act sections or rules), nor is it or any of its associated persons currently the subject of any investigation or proceeding which could result in statutory disqualification. In addition, each of Adviser and Sub-Adviser agree to promptly notify the other of the occurrence of any event that would disqualify it from serving as an investment adviser of a registered investment company pursuant to Section 9(a) of the 1940 Act. The Sub-Adviser further agrees to promptly notify the other regarding any non-routine inspections, notices, or inquiries from any governmental, administrative, or self-regulatory agency; the commencement of any legal

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or regulatory actions or proceedings against it or any of its officers; and any material developments associated therewith. Adviser and Sub-Adviser acknowledge that their respective obligations to advise the other with respect to these representations shall be continuing and ongoing, and should any representation change for any reason, each warrants to advise the other immediately, together with providing the corresponding pertinent facts and circumstances.

14.       Amendment. This Sub-Advisory Agreement may be amended by mutual consent of the Adviser and the Sub-Adviser, provided the Trust approves the amendment (a) by vote of a majority of the Trustees of the Trust, including Trustees who are not parties to this Sub-Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) if required under then current interpretations of the 1940 Act by the Securities and Exchange Commission, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund affected by such amendment.

15.       Privacy Notice/Confidentiality. The Adviser and Sub-Adviser acknowledge prior receipt of the Trust’s Privacy Notice and Policy. Adviser and Sub-Adviser agree to safeguard all information pertaining to the Fund consistent with the requirements of applicable state and federal privacy statutes pertaining to registered investment advisers.

16.       Notice. Whenever any notice is required or permitted to be given under any provision of this Sub-Advisory Agreement, such notice shall be in writing, shall be signed by or on behalf of the party giving the notice and shall be mailed by first class or express mail, or sent by courier or email to the other party at the addresses specified on page 1, the email addresses on the signature page, or to such other address as a party may from time to time specify to the other party by such notice hereunder. Any such notice shall be deemed duly given when delivered at such address.

17.       Arbitration. Subject to the conditions and exceptions noted below, and to the extent not inconsistent with applicable law, in the event of any dispute pertaining to this Sub-Advisory Agreement, Sub-Adviser and Adviser agree to submit the dispute to arbitration in accordance with the auspices and rules of the American Arbitration Association (“AAA”), provided that the AAA accepts jurisdiction. Sub-Adviser and Adviser understand that such arbitration shall be final and binding, and that by agreeing to arbitration, Adviser and Sub-Adviser are waiving their respective rights to seek remedies in court, including the right to a jury trial.

18.       Governing Law. (a) This Sub-Advisory Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof, and (b) any question of interpretation of any term or provision of this Sub-Advisory Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Sub-Advisory Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

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19.       Severability. In the event any provision of this Sub-Advisory Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Sub-Advisory Agreement, which shall continue to be in force.

20.       Counterparts. This Sub-Advisory Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

21.       Binding Effect. Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Sub-Advisory Agreement on behalf of the party indicated and that his signature will operate to bind the party indicated to the foregoing terms.

22.       Captions. The captions in this Sub-Advisory Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereto or otherwise affect their construction or effect.

23.       Change of Control. The Sub-Adviser shall notify Adviser and the Trust in writing at least 60 days in advance of any change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment, as defined in Section 2(a)(4) of the 1940 Act, would occur.

24.       Other Business. Except as set forth above, nothing in this Sub-Advisory Agreement shall limit or restrict the right of any of the Sub-Adviser’s directors, officers or employees who may also be a trustee, officer, partner or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Sub-Adviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

IN WITNESS WHEREOF, the parties hereto have caused this Sub-Advisory Agreement to be executed by their officers designated below.

RATIONAL ADVISORS, INC.	Tuttle Tactical Management, LLC

By: /s/ Jerry Szilagyi	By: /s/ Matthew Tuttle

Name : Jerry Szilagyi	Name : Matthew Tuttle

Title: President	Title: Chief Executive Officer

Dated: as of November 1, 2018

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Rational Trend Aggregation VA Fund

a series of Mutual Fund and Variable Insurance Trust

36 North New York Avenue

Huntington, NY 11743

1-800-253-0412

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the Information Statement that is available to you on the internet relating to the Rational Trend Aggregation VA Fund (the “Fund”), a series of Mutual Fund and Variable Insurance Trust (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement.

The Information Statement describes the recent approval of a sub-advisory agreement between the Fund’s investment adviser, Rational Advisors, Inc. (“Rational”), and Tuttle Tactical Management, LLC (the “Sub-Adviser”). At a meeting held on August 24, 2018, the Trustees, all of whom are Independent Trustees unanimously approved a sub-advisory agreement between Rational and the Sub-Adviser.

An affiliate of Rational, Catalyst Capital Advisors, LLC, has received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that allows certain sub-adviser changes to be made without shareholder approval. The Order instead requires that an information statement be sent to shareholders of the Fund. In lieu of physical delivery of the Information Statement, the Fund will make the Information Statement available to you on the Trust’s website.

This Notice of Internet Availability of the Information Statement is being mailed on or about January 11, 2019 to shareholders of record of the Fund as of January 3, 2019. The Information Statement will be available on the Trust’s website at http://rationalvafunds.com/#funds until at least April 11, 2019. A paper or e-mail copy of the Information Statement may be obtained, without charge, by contacting the Trust at  info@rationalvafunds.com or toll-free at 1-800-253-0412.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. A copy of the Information Statement may be obtained upon request and without charge.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.